Universal   Hospital   Services

Service you can count on.

3rd Quarter 2004
Earnings Teleconference

November 3, 2004

SM

UHS

Universal | Hospital | Services

Service you can count on.™

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Universal Hospital Services, Inc. (“UHS”) believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: UHS’ history of net losses and substantial interest expense; UHS’ need for substantial cash to operate and expand its business as planned; UHS’ substantial outstanding debt and debt service obligations; restrictions imposed by the terms of UHS’ debt; a decrease in the number of patients our customers are serving; UHS’ ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; UHS’ ability to renew contracts with group purchasing organizations and integrated delivery networks;
changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and
additional credit risks in increasing business with home care providers and nursing homes. These and other risk factors are detailed in UHS’ Annual Report on Form 10K/A for the year ended
December 31, 2003, filed with Securities and Exchange Commission.

This presentation contains non-GAAP measures as defined by SEC rules.  A reconciliation of these measures to the most directly comparable GAAP measures is contained in the appendix.

UHS
Universal | Hospital | Services
Service you can count on.™

3rd Quarter Results    ($ millions)

10%

16.6

15.1

EBITDA

15%

20.4

17.8

Gross Margin

19%

49.6

41.8

Revenues

% Change

2004

2003

Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

UHS Performance – 2004 Year-to-Date

5.0

4.0

3.0

2.0

1.0

0.0

-1.0

2.7

3.1

(0.4)

(0.2)

2001

2002

2003

2004 Est

% Change in Hospital
Census

(source: UHS Estimates)

Resident programs are
key component of UHS
growth

UHS continues to grow
through the challenges
posed at left

Transition from “Rental” to “Equipment Lifecycle Services Company” in progress

Non-capital intensive businesses have grown over 40% YTD

Over 100 resident programs (AMPP; CHAMP/Resident Biomed)

Challenges:

Increase in capital spending by hospitals on Moveable Medical Equipment

Bad Debt / Indigent Patients continue to be challenges for hospitals

Significant change in UHS business model

Significant personnel changes in management, sales, operations

Flat to down hospital census (see below)

UHS – Then (1939-2000) “Equipment Rental Company”

Refer to Appendix for Quadrant Descriptions

Medical
Equipment
Rental

Maintain
& Repair

Redeploy
& Remarket

Equipment
Lifecycle
    Services SM

Market Size: $200 million

Competition: Mediq and Local
                       Mom & Pops

Plan &
Acquire

Manage
& Utilize

UHS – Today:
“Equipment Lifecycle Services” Company

Refer to Appendix for Quadrant Descriptions

Equipment
Lifecycle
Services SM

Advent of AMPP addresses
$5 Billion market

Medical
Equipment
Rental

Professional
Services

Amplifier of
other Quadrants

Market size of
$5 Billion

Recovery &
Brokerage

Biomedical
Services

Market size of
$20 Billion

Manage
& Utilize

Plan &
Acquire

Redeploy
& Remarket

Maintain
& Repair

Quadrant 1 Focus – Plan & Acquire

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

Prior to 2004, UHS’ activity in the Plan & Acquire quadrant has focused on supporting the other 3 quadrants with services such as:

Utilization studies

Full fleet assessments

Capital plans

Best of class medical equipment acquisition analysis

Product introduction and training services

2004 and Beyond:

Stand-alone, fee-based Consulting Services

Expansion of offerings that build on UHS’ proprietary database and industry expertise

Equipment
Lifecycle
Services

  SM

2005 Preliminary Outlook

Hospital customers will continue to be challenged:

Continued weakness in hospital census

Post election health care reform uncertainty and its impact on hospital spending;
commitment to long-term contracts

Continued growth of our Resident based programs

Rationalization of our Sales and Customer Service organizations as we enhance our capabilities

Increased spending on Training, Systems and Efficiency Programs

Sarbanes Oxley will draw significant resources in 2005

Rapidly grow less capital intensive business segments

Further leveraging of current capital and investments

Take leadership market position in Bariatrics

Continue to strengthen and build strategic relationships with equipment manufacturers

UHS
Universal | Hospital | Services
Service you can count on.™

Financial Review

UHS
Universal | Hospital | Services
Service you can count on.

Revenue and EBITDA Growth     ($ millions)

200

150

100

50

0

1999

2000

2001

2002

2003

Last 12 Months
Ended 9/30/04

Medical Equipment Outsourcing Revenue

Equipment Sales and Remarketing Revenue

Technical & Professional Services Revenue

EBITDA *

Financing and Reorganization Charges *

* Refer to appendix for definition and reconciliation

Medical Equipment  Outsourcing Overview               ($ millions)

  * Bariatrics – The branch of medicine that deals with the causes, prevention and treatment of obesity.

**AMPP – Asset Management Partnership Program is a program in which UHS staff works within a hospital facility

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

Equipment
Lifecycle
Services

Robust supplemental rental activity continued into 3rd Quarter due to:

Competitive take-aways

Re-entry into Bariatrics* market

Stronger relationships with Manufacturers

Strong contribution from AMPP** programs

3rd Quarter trends:

46%

Gross Margin %

$17.6

Gross Margin

12%

$38.6

$34.4

Revenues

% Change

2004

2003

3rd Quarter

47%

$  55.3

11%

$116.9

$104.9

% Change

2004

2003

9 Months

SM

to manage UHS or hospital-owned clinical equipment productivity. AMPP may also include a buy-out of the hospital facility’s existing equipment.

Technical and Professional Services Overview          ($ millions)

  *   Manufacturer Services - Outsourced biomedical / technical services provided by UHS to manufacturers on a

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

Equipment
Lifecycle
Services

Strong organic growth across the board

Increase in supplemental services business

Manufacturer Services* activity is strong as UHS’ nationwide technical services platform provides efficiency to the manufacturer community

Resident programs continue to be solid with good pipelines

Additional growth from ACES acquisition

3rd Quarter trends:

29%

Gross Margin %

$  2.0

Gross Margin

84%

$  6.7

$ 3.7

Revenues

% Change

2004

2003

3rd Quarter

30%

$   5.5

75%

$ 18.1

$ 10.3

% Change

2004

2003

9 Months

resident, response or scheduled basis

SM

Medical Equipment Sales, Remarketing and Disposables
Overview          ($ millions)

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

3rd Quarter trends:

19%

Gross Margin %

$  0.8

Gross Margin

12%

$  4.3

$ 3.8

Revenues

% Change

2004

2003

3rd Quarter

24%

$   3.0

15%

$ 12.8

$ 11.1

% Change

2004

2003

9 Months

Good growth due to direct access to customers’ pre-owned equipment, as well as UHS’ expertise in secondary markets

Disposables:

Accelerating rationalization of this lower margin business

This segment’s results will typically be choppy quarter-to-quarter due to the transactional nature of the business

Equipment
Lifecycle
Services

SM

UHS

Universal | Hospital | Services

Service you can count on.™

Selected Income Statement Data                ($ millions)

3rd Quarter

9 Months

2003

2004

%

2003

2004

Gross Margin %

42%

41%

45%

43%

EBITDA before Mgmt & Board Fees

16.8

52.4

Mgmt & Board Fees

(0.2)

(0.6)

Net Income

1.0

$

$

(1.0)

5.0

$

$

(0.3)

%

Consolidated Revenues

$

41.8

$

49.6

19%

$

126.4

$

147.9

17%

Gross Margin

17.8

20.4

15%

56.5

63.8

13%

73%

Interest Expense

4.4

7.6

13.0

22.5

73%

8%

10%

EBITDA

15.1

16.6

47.9

51.8

Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

UHS

Universal | Hospital | Services

Service you can count on.™

Cash Flow Overview                     ($ millions)

3rd Quarter

9 Months

Moveable Medical Equipment (MME) Capex

Timing Related (b)

Cash Flow from Operations (a)

Cash Flow from Investing Activities

Accrual Based (b)

Acquisition Related MME Capex

Equipment Sales

Acquisitions

Other

Net Cash Provided by Financing Activities

Revolver Balance September 30

Total MME Capex (b)

Total from Investing Activities

Total Capex

Other Capex

2004

1.0

$

18.6

(8.2)

0.7

(0.2)

(7.2)

$

(7.2)

(11.4)

(7.8)

(0.6)

(4.1)  (c)

28.1

$

% Change

120%

21%

nm

2003

(1.0)

$

8.5

(7.5)

0.4

(0.4)

1.2

$

(8.5)

(9.4)

(9.4)

(0.9)

–

2004

(6.3)

$

37.1

(25.2)

2.4

(1.1)

14.3

$

(34.2)

(51.4)

(37.2)

(3.0)

(15.5)

% Change

27%

76%

nm

2003

(2.7)

$

29.2

(24.0)

1.4

(1.9)

$

(26.7)

(29.2)

(28.7)

(2.0)

(2.7)

(a)

Includes build-up of accrued interest (which is substantially the semiannual bond payment) of 6.6 in Q3 and 11.1 YTD

(b)

Accrual-Based Capex represents equipment capitalized to the balance sheet during the accounting period.  Timing Related Capex represents timing differences based on payment cycles.  The sum of these is the cash paid for Capex during the period.

(b)

Primarily represents a reclass into acquisitions from other cash flow line items related to acquisitions made in Q2 2004

–

–

–

–

–

Liquidity Overview – Year-to-date September   ($ millions)

12/31/03
Revolver
Balance
$ 10

Cash Flow
from
Operations
$ 37

Other Capex $1

Acq. MME $3

MME* Timing
Capex $ 6

MME* Accrual
Capex $ 25

Acquisitions
$ 15

Other $ 5

9/30/04
Revolver
Balance

$ 28

Total
Capex
$35

$ 85

Borrowing Base at 9/30/04

Available
Capacity $57

$

*MME – Moveable Medical Equipment

Service you can count on.

3rd Quarter 2004
Earnings Teleconference

November 3, 2004

Universal   Hospital   Services

SM

Appendix

EBITDA Reconciliation Quarter 3 and YTD        ($ millions)

EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and EBITDA before management and board fees is included because the company’s financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the
Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of EBITDA to operating cash flows is included below.

$

$

$

$

9 Months

$

$

$

$

Quarter 3

51.8

47.9

16.6

15.1

EBITDA

22.5

13.0

7.6

4.4

Interest expense

0.2

0.2

(0.2)

0.1

Current income taxes

(0.6)

(1.5)

(0.2)

(0.6)

Other non-cash expenses

   (7.4)

7.0

(9.2)

2.7

Changes in operating assets and liabilities

37.1

29.2

18.6

8.5

Net cash provided by operating activities

2004

2003

2004

2003

UHS

Universal | Hospital | Services

Service you can count on.™

EBITDA Reconciliation 1999 – LTM September 2004 ($ millions)

184.7

$

171.0

$

153.8

$

125.6

$

106.0

$

92.2

$

Total Revenues

13.3

$

13.3

$

-

$

-

$

-

$

1.3

$

Loss on early retirement of debt

-

$

-

$

-

$

1.2

$

-

$

-

$

Terminated IPO expenses

14.4

$

14.4

$

10.1

$

1.6

$

-

$

-

$

Recapitalization, stock compensation,
and severance expenses

Financing and Reorganization Charges

40.5

36.5

50.8

48.1

43.2

35.9

EBITDA

29.7

20.2

18.1

19.6

20.7

18.0

Interest expense

0.3

0.3

0.1

0.1

0.1

0.6

Current income taxes

(6.3)

(7.4)

(11.7)

(3.7)

(2.3)

(2.1)

Other non-cash expenses

(6.5)

7.4

4.1

0.4

(3.5)

4.2

Changes in operating assets and liabilities

23.3

$

16.0

$

40.2

$

31.7

$

28.2

$

15.2

$

Net cash provided by operating activities

LTM Sept
2004

2003

2002

2000

1999

EBITDA

2001

$

$

$

$

$

$

Universal Hospital Services, Inc.
Equipment Lifecycle Services

Manage
& Utilize

Maintain
& Repair

Plan &
Acquire

Redeploy
& Remarket

Equipment
Lifecycle
Services SM

Plan and Acquire

Technology assessment baseline
reporting

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Manage and Utilize

Supplemental and Long-Term Equipment
Rentals

Complete suite of Bariatric products

Asset Management Partnership Program
(AMPP)

Maintain and Repair

Technical and Professional Services

Response-Based Biomedical Service
Programs

Resident-Based Biomedical Service
Management Programs

Redeploy and Remarket

Asset recovery & equipment brokerage

New equipment sales

Disposable Sales

Logistics Management

Seattle
Portland
Sacramento
San Francisco
Oakland
Fresno
Ventura
Pasadena
Anaheim
San Bernardino
San Diego
Las Vegas
Salt Lake City
Phoenix
Tucson
Denver
Albuquerque
Lubbock
Dallas
San Antonio
Houston
Bismarck
Fargo
Duluth
Minneapolis
Sioux Falls
Omaha
Kansas City
Wichita
Tulsa
Oklahoma City
Little Rock
Iowa City
Bloomington
St. Louis
Appleton
Madison
West Allis
Milwaukee
Rockford
Chicago
Marquette
Grand Rapids
Detroit
Toledo
Cleveland
Akron
Columbus
Cincinnati
Indianapolis
Louisville
Nashville
Memphis
Knoxville
Birmingham
Atlanta
Mobile
New Orleans
Pittsburgh
Charleston
Richmond
Norfolk
Raleigh
Charlotte
Columbia
Jacksonville
Tampa
Ft. Lauderdale
Rochester
Danvers
Boston
Hartford
Long Island
New York
Philadelphia
Washington D.C.
Hawaii

UHS
Universal Hospital Services
Service you can count on.

UHS Technical Service Locations

Where you need us.  When you need us.  How you need us.

District Office

Service Centers of Excellence

CORPORATE OFFICE

3800 American Boulleward West Suite 1250

Bloomington, MN 55431-4442

800.847.7368 952.803.3200 Fax: 952.803.0704